UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 4, 2024

Noble Offshore Drilling, Inc.

(as successor in interest to Diamond Offshore Drilling, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	1-13926	76-0321760
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

13135 Dairy Ashford, Suite 800

Sugar Land, Texas 77478

(Address of principal executive offices, including Zip Code)

(281) 276-6100

(Registrant’s telephone number, including area code)

Diamond Offshore Drilling, Inc.

777 N. Eldridge Parkway, Suite 1100

Houston, Texas 77079

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	DO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously announced, on June 9, 2024, Diamond Offshore Drilling, Inc., a Delaware corporation (the “Company” or “Diamond Offshore”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Noble Corporation plc, a public limited company organized under the laws of England and Wales (“Noble”), Dolphin Merger Sub 1, Inc., a Delaware corporation and indirect wholly owned subsidiary of Noble (“Merger Sub 1”), and Dolphin Merger Sub 2, Inc., a Delaware corporation and indirect wholly owned subsidiary of Noble (“Merger Sub 2”). Pursuant to the Merger Agreement, Merger Sub 1 merged with and into Diamond Offshore, with Diamond Offshore surviving as a wholly owned indirect subsidiary of Noble (the “First Merger” and the effective time thereof, the “First Merger Effective Time”), and immediately thereafter, Diamond Offshore, as the surviving entity in the First Merger, merged with and into Merger Sub 2 (the “Second Merger” and, together with the First Merger, the “Mergers” and the effective time thereof, the “Effective Time”), with Merger Sub 2 surviving as an indirect wholly owned subsidiary of Noble. Immediately after the Effective Time, Merger Sub 2 was renamed “Noble Offshore Drilling, Inc.” Capitalized terms used herein but not otherwise defined will have the meanings ascribed to them in the Merger Agreement.

The events described in this Current Report on Form 8-K took place in connection with the completion of the Mergers, which took place on September 4, 2024.

Item 1.01 Entry into a Material Definitive Agreement.

Assignment and Assumption Agreement

At the Effective Time, the Company, Noble, Computershare, Inc. and Computershare Trust Company, N.A. entered into an assignment and assumption agreement (the “Assignment and Assumption Agreement”), pursuant to which the Company assigned to Noble all of its rights, interests, and obligations in and under the Warrant Agreement, dated April 23, 2021, by and among the Company, Computershare, Inc. and Computershare Trust Company, N.A. (the “Warrant Agreement”), and the terms and conditions of such Warrant Agreement were amended and restated to, among other things, reflect the assumption of the Diamond Offshore Warrants (as defined below) by Noble.

The foregoing description of the Assignment and Assumption Agreement and the rights and restrictions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Assignment and Assumption Agreement, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Supplemental Indenture

At the Effective Time, Noble Offshore Drilling, Inc., as a wholly owned subsidiary of Noble, assumed all of the obligations of the Company under the Indenture, dated as of September 21, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), among Diamond Foreign Asset Company, an exempted company incorporated under the laws of the Cayman Islands and indirect wholly owned subsidiary of the Company (“Cayman Issuer”), Diamond Finance, LLC, a Delaware limited liability company and indirect wholly owned subsidiary of the Company (together with Cayman Issuer, the “Issuers”), the Company, the other guarantors party thereto from time to time, HSBC Bank USA, National Association, as trustee (in such capacity, the “Trustee”) and collateral agent (in such capacity, the “Collateral Agent”), governing the Issuers’ 8.500% Senior Secured Second Lien Notes due 2030, by entering into a supplemental indenture to the Indenture (the “Supplemental Indenture”) with the Issuers, the Trustee and the Collateral Agent.

The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 1.02 Termination of a Material Definitive Agreement.

Credit Agreement

In connection with the consummation of the Mergers, on September 4, 2024, the Company terminated all outstanding lender commitments, including commitments of the lenders to issue letters of credit, under that certain Credit Agreement, dated as of April 23, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among, inter alios, the Company, the Cayman Issuer, the lenders party thereto from time to time and HSBC Bank USA, National Association (as transferee from Wells Fargo Bank, National Association), as administrative agent and collateral agent.

In connection with the termination of the Credit Agreement, on September 4, 2024, all outstanding obligations for principal, interest and fees under the Credit Agreement were paid off in full, and all liens securing such obligations and any letter of credit or hedging obligations permitted by the Credit Agreement to be secured by such liens and guarantees of such obligations were released.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As discussed in the Introductory Note, on September 4, 2024, Noble completed its previously announced acquisition of the Company. At the First Merger Effective Time, subject to certain exceptions:

•

each share of common stock, par value $0.0001 per share, of Diamond Offshore (“Diamond Offshore Common Stock”) issued and outstanding immediately prior to the First Merger Effective Time (other than any shares of Diamond Offshore Common Stock (i) owned by Diamond Offshore, Merger Sub 1, Merger Sub 2 or Noble or (ii) for which holders have demanded their rights to be paid the fair value of such share of Diamond Offshore Common Stock in accordance with Section 262 of the Delaware General Corporation Law, was converted into the right to receive the following (collectively, the “Merger Consideration”): (a) $5.65 in cash, without interest, payable to the holder of each share of Diamond Offshore Common Stock (the “Per Share Cash Consideration”); (b) 0.2316 (the “Exchange Ratio”) of validly issued, fully paid and non-assessable A ordinary shares, $0.00001 nominal value per share, of Noble (“Noble Ordinary Shares”); and (c) any cash in lieu of fractional Noble Ordinary Shares to be paid pursuant to the Merger Agreement;

•

each outstanding and unexercised warrant of Diamond Offshore (“Diamond Offshore Warrants”) was assumed by Noble and for 90 days after the Effective Time will remain outstanding and during such 90-day period will be exercisable for the Merger Consideration to which the holders would have been entitled upon consummation of the First Merger, as if the holders of the Diamond Offshore Warrants had exercised the warrants in full immediately prior to the First Merger Effective Time and acquired the applicable number of shares of Diamond Offshore Common Stock then issuable upon exercise of such warrants as a result of such exercise (without taking into account any limitations or restrictions on the exercisability of the Diamond Offshore Warrants but taking into account the payment of the Warrant Exercise Price (as defined in the Warrant Agreement) (or exercise on a “cashless basis”)); and

•

each then outstanding performance-vesting restricted stock unit (a “PSU”) or time-vesting restricted stock unit (an “RSU”) covering shares of Diamond Offshore Common Stock (each, a “Diamond Offshore PSU” and a “Diamond Offshore RSU”, respectively) ceased to represent a right to receive shares of Diamond Offshore Common Stock (or value equivalent to shares of Diamond Offshore Common Stock) and was converted into the right to acquire a number of Noble Ordinary Shares equal to the product of (i) the number of shares of Diamond Offshore Common Stock subject to such Diamond Offshore PSU or Diamond Offshore RSU, as applicable, immediately prior to the First Merger Effective Time and (ii) the sum of (a) the Exchange Ratio plus (b) the quotient of (1) the Per Share Cash Consideration, divided by (2) the closing price on the New York Stock Exchange (the “NYSE”) for a Noble ordinary share on the last trading day immediately preceding the Effective Time. Under this formula, Diamond Offshore PSUs were converted into RSUs covering Noble Ordinary Shares (“Noble RSUs”) based on the greater of (x) actual Diamond Offshore performance level achieved and (y) target Diamond Offshore performance level, in each case, as determined under the performance criteria applicable to such Diamond Offshore PSUs, which Noble RSUs will otherwise vest on the same terms and conditions as were applicable under the Diamond Offshore PSUs, subject to certain adjustments for Diamond Offshore PSUs granted after the date of the Merger Agreement. Notwithstanding the foregoing, to the extent that a Diamond Offshore PSU or a Diamond Offshore RSU vested as of the First Merger Effective Time (including any awards that vest as a result of a termination of employment at or immediately after the Effective Time), such awards were instead settled in cash or shares of Diamond Offshore Common Stock, as applicable, immediately prior to the First Merger Effective Time and any such shares of Diamond Offshore Common Stock were treated the same as other shares of Diamond Offshore Common Stock, as explained above.

The issuance of Noble Ordinary Shares in connection with the Mergers was registered under the Securities Act of 1933, as amended, pursuant to Noble’s registration statement on Form S-4, as amended (File No. 333-280726), which was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on July 25, 2024. The proxy statement/prospectus included in the registration statement contains additional information about the Mergers.

The foregoing description of the Mergers and the Merger Agreement, and the transactions contemplated thereby, is a summary only, does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.01.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the completion of the Mergers, shares of Diamond Offshore Common Stock were listed and traded on the NYSE under the trading symbol “DO”. In connection with the completion of the Mergers, the Company notified the NYSE that each eligible and outstanding share of Diamond Offshore Common Stock was converted into the right to receive the Merger Consideration and requested that the NYSE withdraw the listing of the Diamond Offshore Common Stock. In connection with the completion of the Mergers, the NYSE filed a notification of removal from listing on Form 25 with the SEC with respect to the delisting of the Diamond Offshore Common Stock and the deregistration of the Diamond Offshore Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Diamond Offshore Common Stock ceased being traded prior to the opening of the market on September 4, 2024, and is no longer listed on the NYSE.

In addition, Noble Offshore Drilling, Inc., as successor in interest to the Company, intends to file with the SEC a Form 15 requesting that the reporting obligations of the Company under Sections 13(a) and 15(d) of the Exchange Act be suspended.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 1.01, Item 1.02, Item 2.01, Item 3.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

At the First Merger Effective Time, each eligible share of Diamond Offshore Common Stock was converted into the right to receive the Merger Consideration.

Item 5.01 Changes in Control of Registrant.

At the First Merger Effective Time, the Company became a wholly owned subsidiary of Noble. At the Effective Time, all the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of the Company and Merger Sub 2 became the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of Merger Sub 2, which is a wholly owned subsidiary of Noble.

Prior to the Effective Time, Noble agreed to take all necessary actions to cause the Noble board of directors (the “Noble Board”), as of the First Merger Effective Time, to be increased by one director and to cause one individual who is, as of the date of the Merger Agreement, serving on the Diamond Offshore board of directors and mutually agreed by Diamond Offshore and Noble, to be appointed to the Noble Board immediately following the First Merger Effective Time.

The information set forth in the Introductory Note, Item 1.01, Item 2.01, Item 3.03, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Merger Agreement, each of the Company’s officers and directors forthwith resigned as an officer or director of the Company. These resignations were not a result of any disagreement between the Company and the officers and directors on any matter relating to the Company’s operations, policies or practices. At the Effective Time, Richard Barker, Jennie Howard and Craig Muirhead became the directors of Merger Sub 2, as the surviving entity in the Second Merger, and Mr. Barker became President, Ms. Howard became Secretary and Mr. Muirhead became Treasurer of Merger Sub 2, as the surviving entity in the Second Merger.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Mergers, on September 4, 2024, the certificate of incorporation of Merger Sub 2 as in effect immediately prior to the Effective Time was amended and restated in its entirety as set forth in Exhibit 3.1 to this Current Report on Form 8-K, and the bylaws of Merger Sub 2 as in effect immediately prior to the Effective Time, as set forth in Exhibit 3.2 to this Current Report on Form 8-K, became the certificate of incorporation and bylaws of Merger Sub 2, as the surviving entity in the Second Merger. Immediately after the Effective Time, Merger Sub 2 was renamed “Noble Offshore Drilling, Inc.”, pursuant to a certificate of amendment to the amended and restated certificate of incorporation of Merger Sub 2 filed with the Secretary of State of the State of Delaware, a copy of which is attached as Exhibit 3.3 to this Current Report on Form 8-K.

The foregoing description is a summary only, does not purport to be complete and is subject to and qualified in its entirety by reference to Exhibits 3.1, 3.2 and 3.3 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1†	Agreement and Plan of Merger, dated as of June 9, 2024, by and among Noble Corporation plc, Dolphin Merger Sub 1, Inc., Dolphin Merger Sub 2, Inc. and Diamond Offshore Drilling, Inc. (incorporated by reference to Exhibit 2.1 to Diamond Offshore Drilling, Inc.’s Current Report on Form 8-K (File No. 001-13926) filed with the SEC on June 10, 2024).

3.1*	Amended and Restated Certificate of Incorporation of Noble Offshore Drilling, Inc.

3.2*	Bylaws of Noble Offshore Drilling, Inc.

3.3*	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Noble Offshore Drilling, Inc.

4.1*

Supplemental Indenture, dated as of September 4, 2024, by and among Diamond Foreign Asset Company and Diamond Finance, LLC, as issuers, Diamond Offshore Drilling, Inc., as existing company, Dolphin Merger Sub 2, Inc., as new company, and HSBC Bank USA, National Association, as trustee and collateral agent.

10.1*	Assignment and Assumption Agreement, dated as of September 4, 2024, by and among Diamond Offshore Drilling, Inc., Noble Corporation plc, Computershare, Inc. and Computershare Trust Company, N.A.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.
†	Certain schedules, annexes or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K, but will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE OFFSHORE DRILLING, INC.
(as successor in interest to Diamond Offshore Drilling, Inc.)

Dated: September 4, 2024	By:	/s/ Jennie Howard
	Name:	Jennie Howard
	Title:	Secretary